Exhibit 4
SUPPLEMENTAL INDENTURE

ALLETE, Inc.
(formerly Minnesota Power & Light Company
and formerly Minnesota Power, Inc.)
TO
THE BANK OF NEW YORK MELLON
(formerly The Bank of New York
(formerly Irving Trust Company))
AND
SHERMA THOMAS
(successor to Richard H. West, J. A. Austin, E. J. McCabe, D. W. May, J. A. Vaughan, W. T. Cunningham, Douglas J. MacInnes, Ming Ryan, Philip L. Watson, Andres Serrano, Eva Waite and Janet Lee)
As Trustees under ALLETE, Inc.’s Mortgage and Deed of Trust dated as of September 1, 1945

Forty-sixth Supplemental Indenture
Providing, among other things, for
First Mortgage Bonds, 5.37% Series due July 9, 2032
(Sixty-sixth Series),
First Mortgage Bonds, 5.69% Series due July 9, 2035
(Sixty-seventh Series),

First Mortgage Bonds, 5.79% Series due July 9, 2037
(Sixty-eighth Series), and

First Mortgage Bonds, 6.34% Series due July 9, 2055
(Sixty-ninth Series),
Dated as of July 1, 2025
____________________________________________________________________________________________________________________

Exhibit 4
FORTY-SIXTH SUPPLEMENTAL INDENTURE
THIS INDENTURE, dated as of July 1, 2025, by and between ALLETE, Inc. (formerly Minnesota Power & Light Company and formerly Minnesota Power, Inc.), a corporation of the State of Minnesota, whose post office address is 30 West Superior Street, Duluth, Minnesota 55802 (hereinafter sometimes called the “Company”), and The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)), a corporation of the State of New York, whose post office address is 240 Greenwich Street, New York, New York 10286 (hereinafter sometimes called the “Corporate Trustee”), and Sherma Thomas (successor to Richard H. West, J. A. Austin, E. J. McCabe, D. W. May, J. A. Vaughan, W. T. Cunningham, Douglas J. MacInnes, Ming Ryan, Philip L. Watson, Andres Serrano, Eva Waite and Janet Lee), whose post office address is c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 (said Sherma Thomas being hereinafter sometimes called the “Co-Trustee” and the Corporate Trustee and the Co-Trustee being hereinafter together sometimes called the “Trustees”), as Trustees under the Mortgage and Deed of Trust, dated as of September 1, 1945, between the Company and Irving Trust Company and Richard H. West, as Trustees, securing bonds issued and to be issued as provided therein (hereinafter sometimes called the “Mortgage”), reference to which Mortgage is hereby made, this indenture (hereinafter sometimes called the “Forty-sixth Supplemental Indenture”) being supplemental thereto:
Whereas, the Mortgage was filed and recorded in various official records in the State of Minnesota; and
Whereas, an instrument, dated as of October 16, 1957, was executed and delivered under which J. A. Austin succeeded Richard H. West as Co-Trustee under the Mortgage, and such instrument was filed and recorded in various official records in the State of Minnesota; and
Whereas, an instrument, dated as of April 4, 1967, was executed and delivered under which E. J. McCabe in turn succeeded J. A. Austin as Co-Trustee under the Mortgage, and such instrument was filed and recorded in various official records in the State of Minnesota; and
Whereas, under the Sixth Supplemental Indenture, dated as of August 1, 1975, to which reference is hereinafter made, D. W. May in turn succeeded E. J. McCabe as Co-Trustee under the Mortgage; and
Whereas, an instrument, dated as of June 25, 1984, was executed and delivered under which J. A. Vaughan in turn succeeded D. W. May as Co-Trustee under the Mortgage, and such instrument was filed and recorded in various official records in the State of Minnesota; and
Whereas, an instrument, dated as of July 27, 1988, was executed and delivered under which W. T. Cunningham in turn succeeded J. A. Vaughan as Co-Trustee under the Mortgage, and such instrument was filed and recorded in various official records in the State of Minnesota; and
Whereas, on May 12, 1998, the Company filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Minnesota changing its name from Minnesota Power & Light Company to Minnesota Power, Inc. effective May 27, 1998; and
Whereas, an instrument, dated as of April 15, 1999, was executed and delivered under which Douglas J. MacInnes in turn succeeded W. T. Cunningham as Co-Trustee under the Mortgage, and such instrument was filed and recorded in various official records in the State of Minnesota; and
Whereas, on May 8, 2001, the Company filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Minnesota changing its name from Minnesota Power, Inc. to ALLETE, Inc.; and
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Exhibit 4
Whereas, under the Thirty-second Supplemental Indenture, dated as of August 1, 2010, to which reference is hereinafter made, Ming Ryan in turn succeeded Douglas J. MacInnes as Co-Trustee under the Mortgage; and
Whereas, an instrument, dated as of August 1, 2012, was executed and delivered under which Philip L. Watson in turn succeeded Ming Ryan as Co-Trustee under the Mortgage effective at the close of business on August 6, 2012, and such instrument was filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
Whereas, an instrument, dated as of July 31, 2015, was executed and delivered under which Andres Serrano in turn succeeded Philip L. Watson as Co-Trustee under the Mortgage effective at the close of business on August 14, 2015, and such instrument was filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
Whereas, an instrument, dated as of July 29, 2021, was executed and delivered under which Eva Waite in turn succeeded Andres Serrano as Co-Trustee under the Mortgage effective at the close of business on July 29, 2021, and such instrument was filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
Whereas, an instrument, dated as of April 27, 2022, was executed and delivered under which Janet Lee in turn succeeded Eva Waite as Co-Trustee under the Mortgage effective at the close of business on April 27, 2022, and such instrument was filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
Whereas, an instrument, dated as of March 25, 2024, was executed and delivered under which Sherma Thomas in turn succeeded Janet Lee as Co-Trustee under the Mortgage effective at the close of business on March 25, 2024, and such instrument was filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
Whereas, by the Mortgage the Company covenanted, among other things, that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof; and
Whereas, for said purposes, among others, the Company executed and delivered the following indentures supplemental to the Mortgage:
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Exhibit 4

Designation	Dated as of
First Supplemental Indenture	March 1, 1949
Second Supplemental Indenture	July 1, 1951
Third Supplemental Indenture	March 1, 1957
Fourth Supplemental Indenture	January 1, 1968
Fifth Supplemental Indenture	April 1, 1971
Sixth Supplemental Indenture	August 1, 1975
Seventh Supplemental Indenture	September 1, 1976
Eighth Supplemental Indenture	September 1, 1977
Ninth Supplemental Indenture	April 1, 1978
Tenth Supplemental Indenture	August 1, 1978
Eleventh Supplemental Indenture	December 1, 1982
Twelfth Supplemental Indenture	April 1, 1987
Thirteenth Supplemental Indenture	March 1, 1992
Fourteenth Supplemental Indenture	June 1, 1992
Fifteenth Supplemental Indenture	July 1, 1992
Sixteenth Supplemental Indenture	July 1, 1992
Seventeenth Supplemental Indenture	February 1, 1993
Eighteenth Supplemental Indenture	July 1, 1993
Nineteenth Supplemental Indenture	February 1, 1997
Twentieth Supplemental Indenture	November 1, 1997
Twenty-first Supplemental Indenture	October 1, 2000
Twenty-second Supplemental Indenture	July 1, 2003
Twenty-third Supplemental Indenture	August 1, 2004
Twenty-fourth Supplemental Indenture	March 1, 2005
Twenty-fifth Supplemental Indenture	December 1, 2005
Twenty-sixth Supplemental Indenture	October 1, 2006
Twenty-seventh Supplemental Indenture	February 1, 2008
Twenty-eighth Supplemental Indenture	May 1, 2008
Twenty-ninth Supplemental Indenture	November 1, 2008
Thirtieth Supplemental Indenture	January 1, 2009
Thirty-first Supplemental Indenture	February 1, 2010
Thirty-second Supplemental Indenture	August 1, 2010
Thirty-third Supplemental Indenture	July 1, 2012
Thirty-fourth Supplemental Indenture	April 1, 2013
Thirty-fifth Supplemental Indenture	March 1, 2014
Thirty-sixth Supplemental Indenture	June 1, 2014
Thirty-seventh Supplemental Indenture	September 1, 2014
Thirty-eighth Supplemental Indenture
Thirty-ninth Supplemental Indenture
Fortieth Supplemental Indenture
Forty-first Supplemental Indenture
Forty-second Supplemental Indenture
Forty-third Supplemental Indenture
Forty-fourth Supplemental Indenture
Forty-fifth Supplemental Indenture
September 1, 2015 April 1, 2018 March 1, 2019 August 1, 2020 September 1, 2021 August 1, 2022 April 1, 2023 April 1, 2024
which supplemental indentures were filed and recorded in various official records in the State of Minnesota and the State of North Dakota; and
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Exhibit 4
Whereas, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as heretofore supplemented, the following series of First Mortgage Bonds:

Series	Principal Amount Issued	Principal Amount Outstanding
3-1/8% Series due 1975	$26,000,000	None
3-1/8% Series due 1979	4,000,000	None
3-5/8% Series due 1981	10,000,000	None
4-3/4% Series due 1987	12,000,000	None
6-1/2% Series due 1998	18,000,000	None
8-1/8% Series due 2001	23,000,000	None
10-1/2% Series due 2005	35,000,000	None
8.70% Series due 2006	35,000,000	None
8.35% Series due 2007	50,000,000	None
9-1/4% Series due 2008	50,000,000	None
Pollution Control Series A	111,000,000	None
Industrial Development Series A	2,500,000	None
Industrial Development Series B	1,800,000	None
Industrial Development Series C	1,150,000	None
Pollution Control Series B	13,500,000	None
Pollution Control Series C	2,000,000	None
Pollution Control Series D	3,600,000	None
7-3/4% Series due 1994	55,000,000	None
7-3/8% Series due March 1, 1997	60,000,000	None
7-3/4% Series due June 1, 2007	55,000,000	None
7-1/2% Series due August 1, 2007	35,000,000	None
Pollution Control Series E	111,000,000	None
7% Series due March 1, 2008	50,000,000	None
6-1/4% Series due July 1, 2003	25,000,000	None
7% Series due February 15, 2007	60,000,000	None
6.68% Series due November 15, 2007	20,000,000	None
Floating Rate Series due October 20, 2003	250,000,000	None
Collateral Series A	255,000,000	None
Pollution Control Series F	111,000,000	None
5.28% Series due August 1, 2020	35,000,000	None
5.69% Series due March 1, 2036	50,000,000	50,000,000
5.99% Series due February 1, 2027	60,000,000	60,000,000
4.86% Series due April 1, 2013	60,000,000	None
6.02% Series due May 1, 2023	75,000,000	None
6.94% Series due January 15, 2014	18,000,000	None
7.70% Series due January 15, 2016	20,000,000	None
8.17% Series due January 15, 2019	42,000,000	None
4.85% Series due April 15, 2021	15,000,000	None
5.10% Series due April 15, 2025	30,000,000	None
6.00% Series due April 15, 2040	35,000,000	35,000,000
4.90% Series due October 15, 2025	30,000,000	30,000,000
5.82% Series due April 15, 2040	45,000,000	45,000,000
3.20% Series due July 15, 2026	75,000,000	75,000,000
4.08% Series due July 15, 2042	85,000,000	85,000,000
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Exhibit 4

Series	Principal Amount Issued	Principal Amount Outstanding
1.83% Series due April 15, 2018	50,000,000	None
3.30% Series due October 15, 2028	40,000,000	40,000,000
4.21% Series due October 15, 2043	60,000,000	60,000,000
3.69% Series due March 15, 2024	60,000,000	None
4.95% Series due March 15, 2044	40,000,000	40,000,000
3.40% Series due July 15, 2022	75,000,000	None
5.05% Series due July 15, 2044	40,000,000	40,000,000
3.02% Series due September 15, 2021	60,000,000	None
3.74% Series due September 15, 2029	50,000,000	50,000,000
4.39% Series due September 15, 2044	50,000,000	50,000,000
2.80% Series due September 15, 2020	40,000,000	None
3.86% Series due September 16, 2030 4.07% Series due April 16, 2048 4.08% Series due March 1, 2029 4.47% Series due March 1, 2049 2.50% Series due August 1, 2030 3.30% Series due August 1, 2050 2.79% Series due September 1, 2031 4.54% Series due August 9, 2032 4.98% Series due April 27, 2033 5.72% Series due April 30, 2039	60,000,000 60,000,000 70,000,000 30,000,000 46,000,000 94,000,000 100,000,000 75,000,000 125,000,000 100,000,000	60,000,000 60,000,000 70,000,000 30,000,000 46,000,000 94,000,000 100,000,000 75,000,000 125,000,000 100,000,000

which bonds are also hereinafter sometimes called bonds of the First through Sixty-fifth Series, respectively; and
Whereas, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and
Whereas, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may (to the extent permitted by law) be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds (other than said First Series) by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and
Whereas, the Company now desires to create one new series of bonds and (pursuant to the provisions of Section 120 of the Mortgage) to add to its covenants and agreements contained in the
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Exhibit 4
Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented; and
Whereas, the execution and delivery by the Company of this Forty-sixth Supplemental Indenture, and the terms of the bonds of the Sixty-sixth Series, the Sixty-seventh Series, the Sixty-eighth Series and the Sixty-ninth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;
Now, Therefore, This Indenture Witnesseth:
That the Company, in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances) unto The Bank of New York Mellon and Sherma Thomas, as Trustees under the Mortgage, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all property, real, personal and mixed, of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company after the date of the execution and delivery of the Mortgage, as heretofore supplemented (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Forty-sixth Supplemental Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.
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Exhibit 4
Together with all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.
It is hereby agreed by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage, all the property, rights, and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented, expressly excepted, shall be and are as fully granted and conveyed hereby and by the Mortgage and as fully embraced within the lien hereof and the lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein or in the Mortgage and conveyed hereby or thereby.
Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, hypothecated, affected, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Forty-sixth Supplemental Indenture and from the lien and operation of the Mortgage, namely: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; all aircraft, rolling stock, trolley coaches, buses, motor coaches, automobiles and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; all timber, minerals, mineral rights and royalties; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; the Company’s contractual rights or other interest in or with respect to tires not owned by the Company; (4) the last day of the term of any lease or leasehold which may hereafter become subject to the lien of the Mortgage; (5) electric energy, gas, steam, ice, and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; (6) the Company’s franchise to be a corporation; and (7) any property heretofore released pursuant to any provisions of the Mortgage; provided, however, that the property and rights expressly excepted from the lien and operation of this Forty-sixth Supplemental Indenture and from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.
To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustees and their successors and assigns forever.
In trust nevertheless, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented, this Forty-sixth Supplemental Indenture being supplemental thereto.
And it is hereby covenanted by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the
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Exhibit 4
Company and Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors in the trust in the same manner and with the same effect as if said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustees by the Mortgage as a part of the property therein stated to be conveyed.
The Company further covenants and agrees to and with the Trustees and their successors in said trust under the Mortgage as follows:
ARTICLE I
Sixty-sixth Series of Bonds
Section 1. There shall be a series of bonds designated “5.37% Series due July 9, 2032” (herein sometimes referred to as the “Sixty-sixth Series”), each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Sixty-sixth Series shall be dated as in Section 10 of the Mortgage provided, mature on July 9, 2032 (the “Sixty-sixth Series Stated Maturity”), be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, in any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof) and bear interest from July 9, 2025 (computed on the basis of a 360-day year of twelve thirty-day months) at the rate of 5.37% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2026, the principal of and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.
Any payment of principal of or interest on any bond of the Sixty-sixth Series that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any such bond of the Sixty-sixth Series is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
(I)    Optional Prepayment. At any time prior to April 9, 2032 (three months prior to the Sixty-sixth Series Stated Maturity) the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the bonds of the Sixty-sixth Series at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the Settlement Date specified by the Company in such notice with respect to such principal amount. The Company will give each registered owner of bonds of the Sixty-sixth Series written notice (by first class mail or such other method as may be agreed upon by the Company and such registered owner) of each optional prepayment under this subsection (I) mailed or otherwise given not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, to each such registered owner at his, her or its last address appearing on the registry books. Each such notice shall specify the Settlement Date (which shall be a Business Day), the aggregate principal amount of the bonds of the Sixty-sixth Series to be prepaid on such date, the principal amount of each bond held by such registered owner to be prepaid (determined in accordance with subsection (II) of this section), and the interest to be paid on the Settlement Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such Settlement Date, the Company shall send to each registered owner of
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Exhibit 4
bonds of the Sixty-sixth Series (by first class mail or by such other method as may be agreed upon by the Company and such registered owner) a certificate signed by a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified Settlement Date. As promptly as practicable after the giving of the notice and the sending of the certificates provided in this subsection, the Company shall provide a copy of each to the Corporate Trustee. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice or certificate.
At any time on or after April 9, 2032, the bonds of the Sixty-sixth Series will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days’ notice prior to the Settlement Date, at a redemption price equal to 100% of the principal amount of the bonds of the Sixty-sixth Series to be redeemed, plus accrued and unpaid interest thereon to the Settlement Date.
The bonds of the Sixty-sixth Series are not otherwise subject to voluntary or optional prepayment.
    (II)    Allocation of Partial Prepayments. In the case of each partial prepayment of the bonds of the Sixty-sixth Series, the principal amount of the bonds of the Sixty-sixth Series to be prepaid shall be allocated by the Company among all of the bonds of the Sixty-sixth Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    (III)     Maturity; Surrender, Etc.     In the case of each notice of prepayment of bonds of the Sixty-sixth Series pursuant to this section, if cash sufficient to pay the principal amount to be prepaid on the Settlement Date (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, is not paid as agreed upon by the Company and each registered owner of the affected bonds, or, to the extent that there is no such agreement entered into with one or more such owners, deposited with the Corporate Trustee on or before the Settlement Date, then such notice of prepayment shall be of no effect. If such cash is so paid or deposited, such principal amount of the bonds of the Sixty-sixth Series shall be deemed paid for all purposes and interest on such principal amount shall cease to accrue. In case the Company pays any registered owner pursuant to an agreement with that registered owner, the Company shall notify the Corporate Trustee as promptly as practicable of such agreement and payment, and shall furnish the Corporate Trustee with a copy of such agreement; in case the Company deposits any cash with the Corporate Trustee, the Company shall provide therewith a list of the registered owners and the amount of such cash each registered owner is to receive. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice, list or agreement, and shall not be chargeable with knowledge of any of the contents of any such agreement. Any bond prepaid in full shall be surrendered to the Company or the Corporate Trustee for cancellation on or before the Settlement Date or, with respect to cash deposited with the Corporate Trustee, before payment of such cash by the Corporate Trustee; any bond prepaid in part shall be surrendered to the Company or the Corporate Trustee on or before the Settlement Date (unless otherwise agreed between the Company and the registered owner) or, with respect to cash deposited with the Corporate Trustee before payment of such cash by the Corporate Trustee, for a substitute bond in the principal amount remaining unpaid.
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Exhibit 4
    (IV)    Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any bond of the Sixty-sixth Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond of the Sixty-sixth Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any bond of the Sixty-sixth Series, the principal of such bond that is to be prepaid pursuant to subsection (I) of this section.
“Discounted Value” means, with respect to the Called Principal of any bond of the Sixty-sixth Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds of the Sixty-sixth Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-sixth Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run benchmark U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run benchmark U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-sixth Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-sixth Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-sixth Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal
{00524971.DOCX; 2}    11

Exhibit 4
by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the Sixty-sixth Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the Sixty-sixth Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to subsection (I) of this section.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Settlement Date” means, with respect to the Called Principal of any bond of the Sixty-sixth Series, the date on which such Called Principal is to be prepaid pursuant to subsection (I) of this section.
(V)    At the option of the registered owner, any bonds of the Sixty-sixth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by the Company duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate unpaid principal amount of bonds of the same series of other authorized denominations.
Bonds of the Sixty-sixth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of the Company in the Borough of Manhattan, The City of New York. The Company shall not be required to make transfers or exchanges of bonds of the Sixty-sixth Series for a period of ten (10) days next preceding any interest payment date for bonds of such series, or next preceding any designation of bonds of said series to be prepaid, and the Company shall not be required to make transfers or exchanges of any bonds of said series designated in whole or in part for prepayment.
Upon any exchange or transfer of bonds of the Sixty-sixth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Sixty-sixth Series.
After the delivery of this Forty-sixth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and receipt of consideration therefor by the Company, there shall be an initial issue of bonds of the Sixty-sixth Series for the aggregate principal amount of $50,000,000.

ARTICLE II
Sixty-seventh Series of Bonds
Section 1. There shall be a series of bonds designated “5.69% Series due July 9, 2035” (herein sometimes referred to as the “Sixty-seventh Series”), each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Sixty-seventh Series shall be dated as in Section 10 of the Mortgage provided, mature on July 9, 2035 (the “Sixty-seventh Series Stated Maturity”), be issued as fully
{00524971.DOCX; 2}    12

Exhibit 4
registered bonds in denominations of One Thousand Dollars and, at the option of the Company, in any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof) and bear interest from July 9, 2025 (computed on the basis of a 360-day year of twelve thirty-day months) at the rate of 5.69% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2026, the principal of and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.
Any payment of principal of or interest on any bond of the Sixty-seventh Series that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any such bond of the Sixty-seventh Series is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
(I)    Optional Prepayment. At any time prior to April 9, 2035 (three months prior to the Sixty-seventh Series Stated Maturity) the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the bonds of the Sixty-seventh Series at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the Settlement Date specified by the Company in such notice with respect to such principal amount. The Company will give each registered owner of bonds of the Sixty-seventh Series written notice (by first class mail or such other method as may be agreed upon by the Company and such registered owner) of each optional prepayment under this subsection (I) mailed or otherwise given not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, to each such registered owner at his, her or its last address appearing on the registry books. Each such notice shall specify the Settlement Date (which shall be a Business Day), the aggregate principal amount of the bonds of the Sixty-seventh Series to be prepaid on such date, the principal amount of each bond held by such registered owner to be prepaid (determined in accordance with subsection (II) of this section), and the interest to be paid on the Settlement Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such Settlement Date, the Company shall send to each registered owner of bonds of the Sixty-seventh Series (by first class mail or by such other method as may be agreed upon by the Company and such registered owner) a certificate signed by a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified Settlement Date. As promptly as practicable after the giving of the notice and the sending of the certificates provided in this subsection, the Company shall provide a copy of each to the Corporate Trustee. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice or certificate.
At any time on or after April 9, 2035, the bonds of the Sixty-seventh Series will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days’ notice prior to the Settlement Date, at a redemption price equal to 100% of the principal amount of the bonds of the Sixty-seventh Series to be redeemed, plus accrued and unpaid interest thereon to the Settlement Date.
The bonds of the Sixty-seventh Series are not otherwise subject to voluntary or optional prepayment.
    (II)    Allocation of Partial Prepayments. In the case of each partial prepayment of the bonds of the Sixty-seventh Series, the principal amount of the bonds of the Sixty-seventh Series to be
{00524971.DOCX; 2}    13

Exhibit 4
prepaid shall be allocated by the Company among all of the bonds of the Sixty-seventh Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    (III)     Maturity; Surrender, Etc.     In the case of each notice of prepayment of bonds of the Sixty-seventh Series pursuant to this section, if cash sufficient to pay the principal amount to be prepaid on the Settlement Date (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, is not paid as agreed upon by the Company and each registered owner of the affected bonds, or, to the extent that there is no such agreement entered into with one or more such owners, deposited with the Corporate Trustee on or before the Settlement Date, then such notice of prepayment shall be of no effect. If such cash is so paid or deposited, such principal amount of the bonds of the Sixty-seventh Series shall be deemed paid for all purposes and interest on such principal amount shall cease to accrue. In case the Company pays any registered owner pursuant to an agreement with that registered owner, the Company shall notify the Corporate Trustee as promptly as practicable of such agreement and payment, and shall furnish the Corporate Trustee with a copy of such agreement; in case the Company deposits any cash with the Corporate Trustee, the Company shall provide therewith a list of the registered owners and the amount of such cash each registered owner is to receive. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice, list or agreement, and shall not be chargeable with knowledge of any of the contents of any such agreement. Any bond prepaid in full shall be surrendered to the Company or the Corporate Trustee for cancellation on or before the Settlement Date or, with respect to cash deposited with the Corporate Trustee, before payment of such cash by the Corporate Trustee; any bond prepaid in part shall be surrendered to the Company or the Corporate Trustee on or before the Settlement Date (unless otherwise agreed between the Company and the registered owner) or, with respect to cash deposited with the Corporate Trustee before payment of such cash by the Corporate Trustee, for a substitute bond in the principal amount remaining unpaid.
    (IV)    Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any bond of the Sixty-seventh Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond of the Sixty-seventh Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any bond of the Sixty-seventh Series, the principal of such bond that is to be prepaid pursuant to subsection (I) of this section.
“Discounted Value” means, with respect to the Called Principal of any bond of the Sixty-seventh Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds of the Sixty-seventh Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-seventh Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may
{00524971.DOCX; 2}    14

Exhibit 4
replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run benchmark U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run benchmark U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-seventh Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-seventh Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-seventh Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the Sixty-seventh Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the Sixty-seventh Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to subsection (I) of this section.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Settlement Date” means, with respect to the Called Principal of any bond of the Sixty-seventh Series, the date on which such Called Principal is to be prepaid pursuant to subsection (I) of this section.
(V)    At the option of the registered owner, any bonds of the Sixty-seventh Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by the Company duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions
{00524971.DOCX; 2}    15

Exhibit 4
of Section 12 of the Mortgage) be exchangeable for a like aggregate unpaid principal amount of bonds of the same series of other authorized denominations.
Bonds of the Sixty-seventh Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of the Company in the Borough of Manhattan, The City of New York. The Company shall not be required to make transfers or exchanges of bonds of the Sixty-seventh Series for a period of ten (10) days next preceding any interest payment date for bonds of such series, or next preceding any designation of bonds of said series to be prepaid, and the Company shall not be required to make transfers or exchanges of any bonds of said series designated in whole or in part for prepayment.
Upon any exchange or transfer of bonds of the Sixty-seventh Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Sixty-seventh Series.
After the delivery of this Forty-sixth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and receipt of consideration therefor by the Company, there shall be an initial issue of bonds of the Sixty-seventh Series for the aggregate principal amount of $75,000,000.

ARTICLE III
Sixty-eighth Series of Bonds
Section 1. There shall be a series of bonds designated “5.79% Series due July 9, 2037” (herein sometimes referred to as the “Sixty-eighth Series”), each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Sixty-eighth Series shall be dated as in Section 10 of the Mortgage provided, mature on July 9, 2037 (the “Sixty-eighth Series Stated Maturity”), be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, in any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof) and bear interest from July 9, 2025 (computed on the basis of a 360-day year of twelve thirty-day months) at the rate of 5.79% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2026, the principal of and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.
Any payment of principal of or interest on any bond of the Sixty-eighth Series that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any such bond of the Sixty-eighth Series is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
(I)    Optional Prepayment. At any time prior to April 9, 2037 (three months prior to the Sixty-eighth Series Stated Maturity) the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the bonds of the Sixty-eighth Series at 100% of
{00524971.DOCX; 2}    16

Exhibit 4
the principal amount so prepaid, and the Make-Whole Amount determined for the Settlement Date specified by the Company in such notice with respect to such principal amount. The Company will give each registered owner of bonds of the Sixty-eighth Series written notice (by first class mail or such other method as may be agreed upon by the Company and such registered owner) of each optional prepayment under this subsection (I) mailed or otherwise given not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, to each such registered owner at his, her or its last address appearing on the registry books. Each such notice shall specify the Settlement Date (which shall be a Business Day), the aggregate principal amount of the bonds of the Sixty-eighth Series to be prepaid on such date, the principal amount of each bond held by such registered owner to be prepaid (determined in accordance with subsection (II) of this section), and the interest to be paid on the Settlement Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such Settlement Date, the Company shall send to each registered owner of bonds of the Sixty-eighth Series (by first class mail or by such other method as may be agreed upon by the Company and such registered owner) a certificate signed by a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified Settlement Date. As promptly as practicable after the giving of the notice and the sending of the certificates provided in this subsection, the Company shall provide a copy of each to the Corporate Trustee. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice or certificate.
At any time on or after April 9, 2037, the bonds of the Sixty-eighth Series will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days’ notice prior to the Settlement Date, at a redemption price equal to 100% of the principal amount of the bonds of the Sixty-eighth Series to be redeemed, plus accrued and unpaid interest thereon to the Settlement Date.
The bonds of the Sixty-eighth Series are not otherwise subject to voluntary or optional prepayment.
    (II)    Allocation of Partial Prepayments. In the case of each partial prepayment of the bonds of the Sixty-eighth Series, the principal amount of the bonds of the Sixty-eighth Series to be prepaid shall be allocated by the Company among all of the bonds of the Sixty-eighth Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    (III)     Maturity; Surrender, Etc.     In the case of each notice of prepayment of bonds of the Sixty-eighth Series pursuant to this section, if cash sufficient to pay the principal amount to be prepaid on the Settlement Date (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, is not paid as agreed upon by the Company and each registered owner of the affected bonds, or, to the extent that there is no such agreement entered into with one or more such owners, deposited with the Corporate Trustee on or before the Settlement Date, then such notice of prepayment shall be of no effect. If such cash is so paid or deposited, such principal amount of the bonds of the Sixty-eighth Series shall be deemed paid for all purposes and interest on such principal amount shall cease to accrue. In case the Company pays any registered owner pursuant to an agreement with that registered owner, the Company shall notify the Corporate Trustee as promptly as practicable of such agreement and payment, and shall furnish the Corporate Trustee with a copy of such agreement; in case the Company deposits any cash with the Corporate Trustee, the Company shall provide therewith a list of the registered owners and the amount of such cash each registered owner is to receive. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set
{00524971.DOCX; 2}    17

Exhibit 4
forth in any such notice, list or agreement, and shall not be chargeable with knowledge of any of the contents of any such agreement. Any bond prepaid in full shall be surrendered to the Company or the Corporate Trustee for cancellation on or before the Settlement Date or, with respect to cash deposited with the Corporate Trustee, before payment of such cash by the Corporate Trustee; any bond prepaid in part shall be surrendered to the Company or the Corporate Trustee on or before the Settlement Date (unless otherwise agreed between the Company and the registered owner) or, with respect to cash deposited with the Corporate Trustee before payment of such cash by the Corporate Trustee, for a substitute bond in the principal amount remaining unpaid.
    (IV)    Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any bond of the Sixty-eighth Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond of the Sixty-eighth Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any bond of the Sixty-eighth Series, the principal of such bond that is to be prepaid pursuant to subsection (I) of this section.
“Discounted Value” means, with respect to the Called Principal of any bond of the Sixty-eighth Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds of the Sixty-eighth Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-eighth Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run benchmark U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run benchmark U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-eighth Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-eighth Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a
{00524971.DOCX; 2}    18

Exhibit 4
term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-eighth Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the Sixty-eighth Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the Sixty-eighth Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to subsection (I) of this section.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Settlement Date” means, with respect to the Called Principal of any bond of the Sixty-eighth Series, the date on which such Called Principal is to be prepaid pursuant to subsection (I) of this section.
(V)    At the option of the registered owner, any bonds of the Sixty-eighth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by the Company duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate unpaid principal amount of bonds of the same series of other authorized denominations.
Bonds of the Sixty-eighth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of the Company in the Borough of Manhattan, The City of New York. The Company shall not be required to make transfers or exchanges of bonds of the Sixty-eighth Series for a period of ten (10) days next preceding any interest payment date for bonds of such series, or next preceding any designation of bonds of said series to be prepaid, and the Company shall not be required to make transfers or exchanges of any bonds of said series designated in whole or in part for prepayment.
Upon any exchange or transfer of bonds of the Sixty-eighth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Sixty-eighth Series.
After the delivery of this Forty-sixth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and receipt of consideration therefor by the Company, there shall be an initial issue of bonds of the Sixty-eighth Series for the aggregate principal amount of $50,000,000.

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Exhibit 4

ARTICLE IV
Sixty-ninth Series of Bonds
Section 1. There shall be a series of bonds designated “6.34% Series due July 9, 2055” (herein sometimes referred to as the “Sixty-ninth Series”), each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Sixty-ninth Series shall be dated as in Section 10 of the Mortgage provided, mature on July 9, 2055 (the “Sixty-ninth Series Stated Maturity”), be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, in any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof) and bear interest from July 9, 2025 (computed on the basis of a 360-day year of twelve thirty-day months) at the rate of 6.34% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2026, the principal of and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.
Any payment of principal of or interest on any bond of the Sixty-ninth Series that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any such bond of the Sixty-ninth Series is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
(I)    Optional Prepayment. At any time prior to January 9, 2055 (six months prior to the Sixty-ninth Series Stated Maturity) the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the bonds of the Sixty-ninth Series at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the Settlement Date specified by the Company in such notice with respect to such principal amount. The Company will give each registered owner of bonds of the Sixty-ninth Series written notice (by first class mail or such other method as may be agreed upon by the Company and such registered owner) of each optional prepayment under this subsection (I) mailed or otherwise given not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, to each such registered owner at his, her or its last address appearing on the registry books. Each such notice shall specify the Settlement Date (which shall be a Business Day), the aggregate principal amount of the bonds of the Sixty-ninth Series to be prepaid on such date, the principal amount of each bond held by such registered owner to be prepaid (determined in accordance with subsection (II) of this section), and the interest to be paid on the Settlement Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such Settlement Date, the Company shall send to each registered owner of bonds of the Sixty-ninth Series (by first class mail or by such other method as may be agreed upon by the Company and such registered owner) a certificate signed by a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified Settlement Date. As promptly as practicable after the giving of the notice and the sending of the certificates provided
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Exhibit 4
in this subsection, the Company shall provide a copy of each to the Corporate Trustee. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice or certificate.
At any time on or after January 9, 2055, the bonds of the Sixty-ninth Series will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days’ notice prior to the Settlement Date, at a redemption price equal to 100% of the principal amount of the bonds of the Sixty-ninth Series to be redeemed, plus accrued and unpaid interest thereon to the Settlement Date.
The bonds of the Sixty-ninth Series are not otherwise subject to voluntary or optional prepayment.
    (II)    Allocation of Partial Prepayments. In the case of each partial prepayment of the bonds of the Sixty-ninth Series, the principal amount of the bonds of the Sixty-ninth Series to be prepaid shall be allocated by the Company among all of the bonds of the Sixty-ninth Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    (III)     Maturity; Surrender, Etc.     In the case of each notice of prepayment of bonds of the Sixty-ninth Series pursuant to this section, if cash sufficient to pay the principal amount to be prepaid on the Settlement Date (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, is not paid as agreed upon by the Company and each registered owner of the affected bonds, or, to the extent that there is no such agreement entered into with one or more such owners, deposited with the Corporate Trustee on or before the Settlement Date, then such notice of prepayment shall be of no effect. If such cash is so paid or deposited, such principal amount of the bonds of the Sixty-ninth Series shall be deemed paid for all purposes and interest on such principal amount shall cease to accrue. In case the Company pays any registered owner pursuant to an agreement with that registered owner, the Company shall notify the Corporate Trustee as promptly as practicable of such agreement and payment, and shall furnish the Corporate Trustee with a copy of such agreement; in case the Company deposits any cash with the Corporate Trustee, the Company shall provide therewith a list of the registered owners and the amount of such cash each registered owner is to receive. The Trustees shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice, list or agreement, and shall not be chargeable with knowledge of any of the contents of any such agreement. Any bond prepaid in full shall be surrendered to the Company or the Corporate Trustee for cancellation on or before the Settlement Date or, with respect to cash deposited with the Corporate Trustee, before payment of such cash by the Corporate Trustee; any bond prepaid in part shall be surrendered to the Company or the Corporate Trustee on or before the Settlement Date (unless otherwise agreed between the Company and the registered owner) or, with respect to cash deposited with the Corporate Trustee before payment of such cash by the Corporate Trustee, for a substitute bond in the principal amount remaining unpaid.
    (IV)    Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any bond of the Sixty-ninth Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond of the Sixty-ninth Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
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Exhibit 4
“Called Principal” means, with respect to any bond of the Sixty-ninth Series, the principal of such bond that is to be prepaid pursuant to subsection (I) of this section.
“Discounted Value” means, with respect to the Called Principal of any bond of the Sixty-ninth Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds of the Sixty-ninth Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-ninth Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run benchmark U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run benchmark U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-ninth Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any bond of the Sixty-ninth Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond of the Sixty-ninth Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the Sixty-ninth Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the Sixty-ninth Series, then the amount of
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Exhibit 4
the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to subsection (I) of this section.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Settlement Date” means, with respect to the Called Principal of any bond of the Sixty-ninth Series, the date on which such Called Principal is to be prepaid pursuant to subsection (I) of this section.
(V)    At the option of the registered owner, any bonds of the Sixty-ninth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by the Company duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate unpaid principal amount of bonds of the same series of other authorized denominations.
Bonds of the Sixty-ninth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of the Company in the Borough of Manhattan, The City of New York. The Company shall not be required to make transfers or exchanges of bonds of the Sixty-ninth Series for a period of ten (10) days next preceding any interest payment date for bonds of such series, or next preceding any designation of bonds of said series to be prepaid, and the Company shall not be required to make transfers or exchanges of any bonds of said series designated in whole or in part for prepayment.
Upon any exchange or transfer of bonds of the Sixty-ninth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Sixty-ninth Series.
After the delivery of this Forty-sixth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and receipt of consideration therefor by the Company, there shall be an initial issue of bonds of the Sixty-ninth Series for the aggregate principal amount of $75,000,000.

ARTICLE V
Consent to Amendments

Section 1.  Consent to Amendments  Each initial and future holder of bonds of the Sixty-sixth Series, the Sixty-seventh Series, the Sixty-eighth series or the Sixty-ninth Series, by its acquisition of an interest in such bonds, irrevocably (a) consents to the amendments set forth in Article IV of the Thirty-first Supplemental Indenture, dated as of February 1, 2010, and Article III of this Forty-sixth Supplemental Indenture, without any other or further action by any holder of such bonds, and (b) designates the Corporate Trustee, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on behalf of such holder in favor of such amendments at any bondholder meeting, in lieu of any bondholder meeting, in any consent solicitation or otherwise.

{00524971.DOCX; 2}    23

Exhibit 4

ARTICLE VI
Reservation of Right to Amend Sections 35(a), 99, 101 and 102 of the Mortgage

Section 1. The Company reserves the right, without any vote, consent or other action by the holders of bonds of the Sixty-sixth Series, the Sixty-seventh Series, the Sixty-eighth Series, the Sixty-ninth Series or any subsequent series, to amend the Mortgage, as herein or heretofore supplemented as follows:
        (A) to amend Section 35(a) to delete the phrase “having its principal office and place of business in the Borough of Manhattan, The City of New York” and the word “such” at the location in said Section 35(a) at which such word first appears; and
        (B) to amend Sections 99, 101 and 102 to remove all requirements for the publishing of notices of the resignation, removal or appointment of any Trustee and to delete all references to the publication of such notices in the Mortgage, as herein or heretofore supplemented, including deletion of words “the first publication of notice of” in the last sentence of the first paragraph of Section 102.
ARTICLE VII
Miscellaneous Provisions
Section 1. Section 126 of the Mortgage, as heretofore amended, is hereby further amended by adding the words “and July 9, 2032, July 9, 2035, July 9, 2037 and July 9, 2055” after the words “and April 30, 2039”.
Section 2. Subject to the amendments provided for in this Forty-sixth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Forty-sixth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.
Section 3. The holders of bonds of the Sixty-sixth Series, the Sixty-seventh Series, the Sixty-eighth Series and the Sixty-ninth Series consent that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of the Sixty-sixth Series, this Sixty-seventh Series, the Sixty-eighth Series and the Sixty-ninth Series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.
Section 4. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage set forth and upon the following terms and conditions:
The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Forty-sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Forty-sixth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions,
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Exhibit 4
variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Forty-sixth Supplemental Indenture.
Section 5. Whenever in this Forty-sixth Supplemental Indenture any party hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, as heretofore supplemented, be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Forty-sixth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustees shall, subject as aforesaid, bind and inure to the benefit of the respective successors and assigns of such party whether so expressed or not.
Section 6. Nothing in this Forty-sixth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy, or claim under or by reason of this Forty-sixth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Forty-sixth Supplemental Indenture contained by and on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.
Section 7. This Forty-sixth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
Section 8. The Company, the mortgagor named herein, by its execution hereof acknowledges receipt of a full, true and complete copy of this Forty-sixth Supplemental Indenture.

In witness whereof, ALLETE, Inc. has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President, one of its Vice Presidents, or its Treasurer, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries for and in its behalf, all in the City of Duluth, Minnesota, and The Bank of New York Mellon has caused its corporate name to be hereunto affixed, and this instrument to be signed by one of its Vice Presidents or one of its Assistant Vice Presidents, and Sherma Thomas has hereunto set her hand, all in The City of New York, as of the day and year first above written.
ALLETE, Inc.

By
Jeffrey J. Scissons
Vice President, Chief Financial Officer and Corporate Treasurer
Attest:

Julie L. Padilla
Vice President, Chief Legal Officer,
and Corporate Secretary

Trustees’ Signature Pages Follow
{00524971.DOCX; 2}    25

Exhibit 4
The Bank of New York Mellon,
as Trustee
By
Esther Antoine
Vice President

Forty-sixth Supplemental Indenture dated as of July 1, 2025
to Mortgage and Deed of Trust dated as of September 1, 1945

Corporate Trustee’s Signature Page

{00524971.DOCX; 2}    26

Exhibit 4

SHERMA THOMAS

Forty-sixth Supplemental Indenture dated as of July 1, 2025
to Mortgage and Deed of Trust dated as of September 1, 1945

Co-Trustee’s Signature Page

{00524971.DOCX; 2}    27

Exhibit 4
STATE OF MINNESOTA )
) SS
COUNTY OF ST. LOUIS )

    On this 1st day of July 2025, the foregoing instrument was acknowledged before me by Jeffrey J. Scissons, Vice President, Chief Financial Officer, and Corporate Treasurer of ALLETE, Inc., a Minnesota corporation, on behalf of the Company.

NOTARIAL STAMP OR SEAL

            ________________________________________
                        Jodi Lumberg

STATE OF MINNESOTA )
) SS
COUNTY OF ST. LOUIS )

    On this 1st day of July 2025, the foregoing instrument was acknowledged before me by Julie L. Padilla, Vice President, Chief Legal Officer, and Corporate Secretary of ALLETE, Inc., a Minnesota corporation, on behalf of the Company.

NOTARIAL STAMP OR SEAL

             ________________________________________
                        Jodi Lumberg

{00524971.DOCX; 2}    28

Exhibit 4
State of New York        )
)  ss:
County of New York        )
On this 3rd day of July 2025, the foregoing instrument was acknowledged before me by Esther Antoine, a Vice President of The Bank of New York Mellon, the corporation named in the foregoing instrument.
Given under my hand and notarial seal this 3rd day of July 2025.

Rafal Bar
Notary Public, State of New York
No. 01BA6293822
Qualified in Kings County
Commission Expires January 31st, 2026

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Exhibit 4
State of New York        )
)  ss:
County of New York        )
On this 3rd day of July, 2025, the foregoing instrument was acknowledged before me by Sherma Thomas, the person described in and who executed the foregoing instrument.
Given under my hand and notarial seal this 3rd day of July 2025.

Rafal Bar
Notary Public, State of New York
No. 01BA6293822
Qualified in Kings County
Commission Expires January 31st, 2026
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